Exhibit 10.11

FIRST AMENDMENT TO

THE SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) made as of the 23rd day of January, 2020,

BETWEEN:

BARRICK GOLD CORPORATION,

a corporation existing under the laws of

the Province of British Columbia,

(hereinafter referred to as “Barrick”),

– and –

BARRICK GOLD (PUEBLO VIEJO) LIMITED,

a corporation existing under the laws of Jersey,

as successor to BGC Holdings Ltd.,

(hereinafter referred to as “BGPV”),

– and –

NEWMONT CORPORATION,

a corporation existing under the laws of

the State of Delaware, as successor to Goldcorp Inc.,

(hereinafter referred to as “Newmont”),

– and –

GOLDCORP AUREUS INC.,

a corporation existing under the laws of Barbados,

(hereinafter referred to as “Aureus”),

– and –

DOMINICANA HOLDINGS INC.,

a corporation existing under the laws of Barbados,

(hereinafter referred to as “HoldCo”),

– and –

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Shareholders Agreement

PUEBLO VIEJO DOMINICANA CORPORATION, a corporation existing under the laws of Barbados, (hereinafter referred to as “PVDC”).

WHEREAS Barrick, BGPV, Newmont, Aureus, HoldCo and PVDC are parties to that certain Amended and Restated Shareholders Agreement (the “Shareholders Agreement”) in respect of the Pueblo Viejo Mine made effective as of August 23, 2012;

AND WHEREAS the Parties wish to amend the Shareholders Agreement in the manner set out herein;

NOW THEREFORE THIS AMENDMENT WITNESSES THAT in consideration of the respective covenants and agreements of the Parties hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each Party), the Parties agree as follows:

ARTICLE 1

AMENDMENTS

1.1 Interpretation

(a) Capitalized terms not defined in this Amendment shall have the definitions assigned to them in the Shareholders Agreement.

(b) References in this Amendment to the “Parties” means Barrick, BGPV, Newmont, Aureus, HoldCo and PVDC, and “Party” means any one of them.

1.2 Amendment to Section 1.1 – Definitions

Section 1.1 of the Shareholders Agreement is hereby amended by the deletion, in their entirety, of the defined terms “Advisory Committee”, “Barrick Representatives”, “Goldcorp Representatives” and “Representative”, and the addition of each of the following defined terms:

“Finance Committee” has the meaning set forth in Section 3.12(a);

“Finance Representative” has the meaning set forth in Section 3.12(a);

“Majority Shareholder Finance Representatives” has the meaning set forth in Section 3.12(a).

“Minority Shareholder Finance Representatives” has the meaning set forth in Section 3.12(a).

“Majority Shareholder Finance Representatives” has the meaning set forth in Section 3.12(a).

“Minority Shareholder Technical Representatives” has the meaning set forth in Section 3.11(a).

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Shareholders Agreement

“Technical Committee” has the meaning set forth in Section 3.11(a).

“Technical Representative” has the meaning set forth in Section 3.11(a).

1.3 Amendment to Subsection 3.1(a) – Selection of Directors and Chairman

The last sentence of subsection 3.1(a) of the Shareholders Agreement is hereby deleted and replaced with the following:

“A majority of the HoldCo Directors must be non-residents of Canada.”

1.4 Amendment to Subsection 3.2(a) – Selection of Directors and Chairman

The second to last sentence of subsection 3.2(a) of the Shareholders Agreement is hereby deleted and replaced with the following:

“A majority of the PVDC Directors must be non-residents of Canada.”

1.5 Amendment to Subsection 3.3(d) – Meetings by Video or Telephonic Means

The last sentence of subsection 3.3(d) of the Shareholders Agreement is hereby deleted in its entirety.

1.6 Amendment to Subsection 3.6(b) – Legend on Stock

Paragraphs (i) and (ii) of subsection 3.6(b) of the Shareholders Agreement are hereby amended by adding the words “as amended,” following the words “dated as of August 23, 2012,”.

1.7 Amendment to Section 3.11 – Advisory Committee

Section 3.11 of the Shareholders Agreement is hereby deleted in its entirety and replaced with the following:

SECTION 3.11 Technical Committee.

(a) Organization and Function of Technical Committee. In order to facilitate coordination and communication among the Shareholders and the Manager in respect of the progress and execution of Programs and Budgets, to allow both Shareholders to bring their (and their Affiliates’) expertise in technical operating capability, exploration, sustainability and external relations to HoldCo and its subsidiaries and to provide guidance to the Holdco Board, the Shareholders shall form an advisory committee (the “Technical Committee”). The Technical Committee shall be composed of five (5) individuals, three (3) appointed by the Majority Shareholder and two (2) appointed by the Minority Shareholder. Each Technical Committee member shall be referred to as a “Technical Representative”. The Technical Representatives appointed by the Majority Shareholder shall be referred to as the “Majority Shareholder Technical Representatives” and the Technical Representatives appointed by the Minority Shareholder shall be referred to as the “Minority Shareholder Technical Representatives”. The Majority Shareholder may appoint or remove a Majority Shareholder Technical Representative by written notice to the Minority Shareholder Technical Representatives and the Minority Shareholder may appoint or remove a

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Minority Shareholder Technical Representative by written notice to the Majority Shareholder Technical Representatives. Each of the Technical Representatives may be represented by an alternate designated by such Technical Representative at any meeting of the Technical Committee. Any alternate so acting shall be deemed to be a Technical Representative. The role of the Technical Committee shall be advisory to the HoldCo Board on all matters related to Operations, including technical and financial matters. The Technical Committee will have no authority over the conduct of Operations, which shall be governed by this Agreement and the applicable Program and Budget. The recommendations and advice of the Technical Committee are subject in all instances to the determinations of the HoldCo Board, the provisions of this Agreement and the provisions of a Program and Budget Approved by the HoldCo Board. The Technical Representatives shall not receive any compensation from HoldCo or its subsidiaries for service on the Technical Committee.

(b) Meetings of the Technical Committee. The Technical Committee shall hold regular meetings at least quarterly and otherwise on fifteen (15) days’ notice delivered to the Technical Representatives by the Manager, and such meetings shall be held in the Dominican Republic or at other mutually agreed places. At each meeting of the Technical Committee, the Manager shall report to the Technical Representatives on matters relevant to the execution of Approved Programs and Budgets in such form and with such detail as is requested by the Technical Committee.

(c) Technical Committee Reports. The Manager shall provide each Technical Representative with copies of all reports provided by the Manager to the HoldCo Board of Directors pursuant to Section 4.3 and Section 4.5(a), and shall provide each Technical Representative with access to any other technical, resource, mineral, exploration, sustainability, life of mine or Operations information reasonably requested by such Technical Representative (including, without limitation, any portion of the technical records maintained pursuant to Section 4.6(b)).

1.8 Insertion of New Section 3.12 – Finance Committee

(a) The following section is hereby added following Section 3.11, and the numbering for all subsequent sections of Article 3 shall be adjusted accordingly:

SECTION 3.12 Finance Committee.

(a) Organization and Function of Finance Committee. In order to facilitate coordination and communication among the Shareholders and the Manager in respect of financial, tax, accounting, compliance and regulatory matters (including, financial and tax reporting, tax elections to be filed by HoldCo or its subsidiaries or the Shareholders in respect of HoldCo and its subsidiaries, and hedging practices to be implemented by HoldCo or its subsidiaries), and to allow both Shareholders to bring their (and their Affiliates’) expertise in financial and tax matters to HoldCo and its subsidiaries, and to provide guidance to the HoldCo Board, the Shareholders shall form an advisory committee (the “Finance Committee”). The Finance Committee shall be composed of five (5) individuals, three (3) appointed by the Majority Shareholder and two (2) appointed by the Minority Shareholder. Each member shall be referred to as a “Finance Representative”. The Finance Representatives appointed by the Majority Shareholder shall be referred to as the “Majority Shareholder Finance Representatives” and the Finance Representatives appointed by Minority Member shall be referred to as the “Minority Shareholder Finance Representatives”. The Majority Shareholder may appoint

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or remove a Majority Shareholder Finance Representative by written notice to the Minority Shareholder Finance Representatives and the Minority Shareholder may appoint or remove a Minority Shareholder Finance Representative by written notice to the Majority Shareholder Finance Representatives. Each of the Finance Representatives may be represented by an alternate designated by such Finance Representative at any meeting of the Finance Committee. Any alternate so acting shall be deemed to be a Finance Representative. The role of the Finance Committee shall be advisory to the HoldCo Board on all matters related to financial and tax matters. The Finance Committee will have no authority over making any final decision on financial or tax reporting, which shall be governed by this Agreement. The recommendations and advice of the Finance Committee are subject in all instances to the determinations of the HoldCo Board and the provisions of this Agreement. The Finance Representatives shall not receive any compensation from HoldCo or its subsidiaries for service on the Finance Committee.

(b) Meetings of the Finance Committee. The Finance Committee shall hold regular meetings at least quarterly and otherwise on fifteen (15) days’ notice delivered to the Finance Representatives by the Manager, and such meetings shall be held in the Dominican Republic or at other mutually agreed places. At each meeting of the Finance Committee, the Manager shall report to the Finance Representatives on matters relevant to financial and tax matters in such form and with such detail as is requested by the Finance Committee.

(c) Finance Committee Reports. The Manager shall provide each Finance Representative with access to any financial, tax, accounting, compliance (including with respect to whistleblowing and compliance hotline requirements) or regulatory information reasonably requested by such Finance Representative (including, without limitation, any portion of the financial accounts maintained pursuant to Section 4.6(a), the reports described in Section 4.7 and the results of any internal audits.

(b) As a result of the addition of Section 3.12 in accordance with Section 1.8(a) of this Amendment, all cross-references to Sections 3.12 and 3.13 in the Shareholders Agreement are hereby deleted and replaced with cross-references to Sections 3.13 and 3.14, respectively.

1.9 Amendment to Section 13.1 – Notices

The addresses for notice in Section 13.1 of the Shareholders Agreement are hereby deleted and replaced with the following:

If to BGPV, to:

Barrick Gold (Pueblo Viejo) Limited
3rd Floor, Unity Chambers
28 Halkett Street
St Helier
Jersey, JE2 4WJ

Attention:	Dana Allchin
Telecopier:	+44 1534 603711

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Shareholders Agreement

With a copy to:

Barrick Gold Corporation
Brookfield Place
TD Canada Trust Tower, Suite 3700 161 Bay Street
Toronto, Ontario, Canada M5J 2S1

Attention:	General Counsel
Telecopier:	416 861 9717

If to Aureus, to:

Goldcorp Aureus Inc. 2nd Floor, Cedar Court
Wildey Business Park
Wildey, St Michael
Barbados, West Indies

Attention:	Lynette Lorde
Telecopier:	246 434 2717

With a copy to:

Goldcorp Inc.
6363 S. Fiddler’s Green Circle, Suite 800
Greenwood Village, CO 80111
USA

Attention:	General Counsel
Telecopier:	303 837 5837

If to Holdco, to:

Dominicana Holdings Inc. 53 Seaside Drive
Atlantic Shores
Christ Church
Barbados
BB17127

Attention:	Stephen Galbraith
Telephone:	416 307 7443 or 246 230 8860

With a copy to:

Barrick Gold (Pueblo Viejo) Limited 3rd Floor, Unity Chambers 28 Halkett Street
St Helier
Jersey, JE2 4WJ

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Shareholders Agreement

Attention:	Dana Allchin
Telecopier:	+44 1534 603711

And a copy to:

Barrick Gold Corporation
Brookfield Place
TD Canada Trust Tower, Suite 3700
161 Bay Street
Toronto, Ontario, Canada M5J 2S1

Attention:	General Counsel
Telecopier:	416 861 9717

And a copy to:

Goldcorp Aureus Inc.
2nd Floor, Cedar Court
Wildey Business Park
Wildey, St Michael
Barbados, West Indies

Attention:	Lynette Lorde
Telecopier:	246 434 2717

And a copy to:

Goldcorp Inc.
6363 S. Fiddler’s Green Circle, Suite 800
Greenwood Village, CO 80111
USA

Attention:	General Counsel
Telecopier:	303 837 5837

If to PVDC, to:

Pueblo Viejo Domincana Corporation
53 Seaside Drive
Atlantic Shores
Christ Church
Barbados
BB17127

With a copy to:

Barrick Gold (Pueblo Viejo) Limited
3rd Floor, Unity Chambers
28 Halkett Street
St Helier
Jersey, JE2 4WJ

First Amendment to the Second Amended and Restated

Shareholders Agreement

Attention:	Dana Allchin
Telecopier:	+44 1534 603711

And a copy to:

Barrick Gold Corporation
Brookfield Place
TD Canada Trust Tower, Suite 3700
161 Bay Street Toronto, Ontario, Canada M5J 2S1

Attention:	General Counsel
Telecopier:	416 861 9717

And a copy to:

Goldcorp Aureus Inc.
2nd Floor, Cedar Court
Wildey Business Park
Wildey, St Michael Barbados, West Indies

Attention:	Lynette Lorde
Telecopier:	246 434 2717

And a copy to:

Goldcorp Inc.
6363 S. Fiddler’s Green Circle, Suite 800
Greenwood Village, CO 80111
USA

Attention:	General Counsel
Telecopier:	303 837 5837

If to Barrick, to:

Barrick Gold Corporation
Brookfield Place
TD Canada Trust Tower, Suite 3700
161 Bay Street Toronto, Ontario, Canada M5J 2S1

Attention:	General Counsel
Telecopier:	416 861 9717

With a copy to:

Davies Ward Phillips & Vineberg LLP
1 First Canadian Place
44th Floor

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Shareholders Agreement

Toronto, Ontario M5X 1B1, Canada

Attention:	Richard S. Fridman
Telecopier:	416 863 0871

If to Goldcorp, to:

Goldcorp Inc.
6363 S. Fiddler’s Green Circle, Suite 800
Greenwood Village, CO 80111
USA

Attention:	Executive Vice President, Chief Financial Officer
Telecopier:	303 837 5837

With a copy to:

Goldcorp Inc.
6363 S. Fiddler’s Green Circle, Suite 800
Greenwood Village, CO 80111 USA

Attention:	General Counsel
Telecopier:	303 837 5837

ARTICLE 2

GENERAL PROVISIONS

2.1 Coming Into Effect

(a) This Amendment is made pursuant to Section 13.4 of the Shareholders Agreement and shall be effective as of the date first above written.

(b) The Parties acknowledge and agree that the Shareholders Agreement continues in full force and effect and has not been amended, varied or waived except to the extent expressly set out in this Amendment. All references in the Shareholders Agreement to the “Agreement” shall be deemed to mean the Shareholders Agreement as amended by this Amendment. A Party’s entry into this Amendment shall not constitute a waiver or release of any rights or claims of such Party under the Agreement as may exist as of the date of this Amendment.

2.2 Conformed Agreement

On or after the date of this Amendment, the Parties may prepare a conformed copy of the Shareholders Agreement incorporating the amendments set forth herein (a “Conformed Agreement”). Any Conformed Agreement so prepared shall be for ease of reference only, and in the event of any conflict between a Conformed Agreement, on the one hand, and the Shareholders Agreement as specifically amended by the amendments set forth in

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Article 1 of this Amendment, on the other hand, the terms of the Shareholders Agreement as specifically amended by the amendments set forth in Article 1 of this Amendment shall control.

2.3 Counterparts

(a) This Amendment may be executed in any number of counterparts each of which when so executed will be deemed to be an original and when taken together shall constitute the entire and same agreement.

(b) Delivery of an executed signature page to this Amendment by any Party by electronic transmission will be as effective as delivery of a manually executed copy of this Amendment by such Party.

[Signature Page Follows]

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IN WITNESS WHEREOF this Amendment has been executed by the Parties as of the date first written above.

BARRICK GOLD CORPORATION

By:	/s/ Mark Bristow
Name: Mark Bristow
Title: Authorized Signatory

By:	/s/ Graham Shuttleworth
Name: Graham Shuttleworth
Title: Authorized Signatory

BARRICK GOLD (PUEBLO VIEJO) LIMITED

By:	/s/ Stephen Galbraith
Name: Stephen Galbraith
Title: Authorized Signatory

By:	/s/ Graham Shuttleworth
Name:
Title: Authorized Signatory

NEWMONT CORPORATION

By:	/s/ [Illegible]
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

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Shareholders Agreement

GOLDCORP AUREUS INC.

By:	/s/ Marcus A. Hatch
Name:
Title: Authorized Signatory

By:	/s/ [Illegible]
Name:
Title: Authorized Signatory

DOMINICANA HOLDINGS INC.

By:	/s/ Stephen Galbraith
Name: Stephen Galbraith
Title: Authorized Signatory

By:	/s/ [Illegible]
Name:
Title: Authorized Signatory

PUEBLO VIEJO DOMINICANA CORPORATION

By:	/s/ Stephen Galbraith
Name: Stephen Galbraith
Title: Authorized Signatory

By:	/s/ [Illegible]
Name:
Title: Authorized Signatory

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Shareholders Agreement